SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 1998


                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-25064                                                  41-1580506
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


                              3500 West 80th Street
                          Bloomington, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 831-6830
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.           Changes in Registrant's Certifying Accountant.

         On December 8, 1998, the Registrant engaged Grant Thornton LLP as its principal independent accountant. Such engagement was approved by the Audit Committee of the Registrant's Board of Directors.

         Deloitte & Touche LLP resigned as the Registrant's principal independent accountant on October 20, 1998 as discussed in the Registrant's Current Report on Form 8-K filed October 27, 1998. Between October 29, 1998 and November 14, 1998, the Registrant consulted with and received oral advice from Grant Thornton LLP with regard to the accounting and reporting of the Registrant's discontinued operations in the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.


Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HEALTH FITNESS CORPORATION



                                           By   /s/ Michael P. Wise
Dated:  December 15, 1998                  Michael P. Wise, Vice President
                                                     and Corporate Controller

                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report
                             Dated December 8, 1998




Exhibit Number             Description

       16                Letter dated December 15, 1998 from Grant Thornton LLP